SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [     ]

Check the appropriate box:

[     ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Section 240.14a-12

TAYLOR DEVICES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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.

[     ] Fee paid previously with preliminary materials.

[     ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify  the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TAYLOR DEVICES, INC.
90 TAYLOR DRIVE
NORTH TONAWANDA, NEW YORK 14120-0748

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF TAYLOR DEVICES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. (the "Company") will be held at the Holiday Inn, 1881 Niagara Falls Boulevard, Amherst, New York on November 7, 2008 at 11:00 A.M. for the following purposes:

1.	To elect one Class 1 director of the Company to serve a three-year term expiring in 2011, or until the election and qualification of his successor.
2.	To approve and adopt the 2008 Taylor Devices, Inc. Stock Option Plan.
3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on September 25, 2008 as the record date for determining which shareholders shall be entitled to notice of and to vote at the Annual Meeting. SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY.  SUCH SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY.  THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Reginald B. Newman II
Reginald B. Newman II Secretary

DATED:	September 29, 2008
North Tonawanda, New York

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF SHAREHOLDERS
OF
TAYLOR DEVICES, INC.
90 TAYLOR DRIVE
NORTH TONAWANDA, NEW YORK 14120-0748

_________________________

TO BE HELD AT THE HOLIDAY INN
1881 NIAGARA FALLS BOULEVARD
AMHERST, NEW YORK
NOVEMBER 7, 2008

This Proxy Statement is furnished to shareholders by the Board of Directors of Taylor Devices, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on November 7, 2008 at 11:00 A.M., and at any adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about September 29, 2008.

If the enclosed form of proxy is properly executed and returned, the shares represented by the proxy will be voted in accordance with the proxy's instructions.  Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to its use by written notice to the Secretary of the Company.

The Board of Directors has fixed the close of business on September 25, 2008 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting.  On September 25, 2008, the Company had outstanding and entitled to vote a total of 3,170,746 shares of common stock.  Each outstanding share of common stock is entitled to one vote on all matters to be brought before the meeting.

CERTAIN BENEFICIAL OWNERS

There are no persons known by the Company to be the beneficial owners of more than 5% of the Company's common stock.

Item 1.

ELECTION OF DIRECTOR

Each year directors comprising one of the three Classes of the Board of Directors of the Company are proposed for election by the shareholders, each to serve for a three-year term, or until the election and qualification of his successor.  Mr. Newman is management's nominee to be elected to Class 1 at this Annual Meeting for a term expiring in 2011.  Mr. Newman has previously served as a director and has been elected at prior annual meetings of shareholders.

The persons named on the enclosed form of proxy will vote all shares present at the Annual Meeting forthe election of the nominee, unless a shareholder, by his or her proxy, directs otherwise.  Should Mr. Newman be unable to serve, proxies will be voted in accordance with the best judgment of the person or persons acting under such authority.  Management expects that the nominee will be able to serve.

Management recommends a vote FOR the Nominee.

Nominee and Directors

Certain information, including beneficial ownership of the Company's common stock, is set forth below for the  director standing for election, as well as for directors whose terms of office will continue beyond the date of the 2008 Annual Meeting of Shareholders.  Unless otherwise indicated, each person shown below has held the position indicated either with the Company or another organization for the past five years, and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which can be acquired pursuant to currently exercisable options, or options which become exercisable within 60 days of the date of this Proxy Statement.

NOMINEE FOR DIRECTOR

Nominee for Class 1 Director -- Term expiring in 2008

Name	Age	Principal Occupation	First Elected Director	Number of Shares	% of Class
Reginald B. Newman II (1)	70	Chairman of the Board of Directors of Prior Aviation Service, Inc.	2006	25,000 (5)	0.8

DIRECTORS CONTINUING IN OFFICE

Class 2 Director - Term expiring in 2009
Name	Age	Principal Occupation	First Elected Director

Number of Shares

					% of Class

Richard G. Hill (2)	58	Executive Vice President of the Company	1991	105,789 (3)(5)	3.3

John Burgess (6)	63	Operating partner at Summer Street Capital Partners	2007	10,000 (5)	0.3

Class 3 Directors - Term expiring in 2010

Name	Age	Principal Occupation	First Elected Director

Number of Shares

					% of Class

Douglas P. Taylor (2)	60	President, CEO and Chairman of the Board of Directors of the Company	1976	112,728 (4)(5)	3.6

Randall L. Clark (7)	65	Chairman of the Board of Directors of Dunn Tire, LLC	1996	35,000 (5)	1.1
All directors and executive officers as a group (6 persons)				296,517 (8)	9.4

(1)	Mr. Newman also serves on the board of directors of M&T Bank Corporation and Rand Capital Corporation, which are publicly traded companies.
(2)	Messrs. Taylor and Hill are brothers‑in‑law and both are directors of Tayco Realty Corporation ("Tayco Realty"), an affiliate of the Company.
(3)

Ownership includes 4,800 shares Mr. Hill received in a one to one exchange of Tayco Developments, Inc. common stock for Taylor common stock due to the merger of Tayco into Taylor, effective April 1, 2008.  It also includes 27,365 shares, held beneficially and of record by Joyce Taylor Hill, wife of Mr. Hill and sister of Douglas P. Taylor.  As to these shares, Mr. Hill disclaims any beneficial ownership.

6

(4)

Ownership includes 61,800 shares Mr. Taylor received in a one to one exchange of Tayco Developments, Inc. common stock for Taylor common stock due to the merger of Tayco into Taylor, effective April 1, 2008.  It also includes 7,307 shares, held beneficially and of record by Sandi Taylor, wife of Douglas P. Taylor.  As to all such shares, Mr. Taylor disclaims any beneficial ownership.

(5)

Includes options granted to directors and officers and which have not been exercised: 30,000 shares held by Mr. Clark, 15,000 by Mr. Newman, 10,000 by Mr. Burgess, 15,000 by Mr. Hill and 20,000 by Mr. Taylor.  These options were granted pursuant to the 1998 Taylor Devices, Inc. Stock Option Plan ("1998 Plan"), the 2001 Taylor Devices, Inc. Stock Option Plan ("2001 Plan") and the 2005 Taylor Devices, Inc. Stock Option Plan ("2005 Plan").

(6)

From 2002 until his retirement in 2008, Mr. Burgess served as the Chairman and Chief Executive Officer of Reichert, Inc., a company engaged in the design, development, manufacture and sale of ophthalmic and analytical instruments.

(7)	Mr. Clark also serves on the board of directors of several other area corporations, including Computer Task Group Inc., which is a publicly traded company.
(8)	Includes options of 8,000 shares granted to Mark V. McDonough, Treasurer and Chief Financial Officer of the Company, which have not been exercised.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

In fiscal 2008, the Board of Directors met four times with all of the directors in attendance, with the exception of Mr. Newman, who attended three meetings.  All Board members traditionally attend the annual meeting, notwithstanding that the Company does not have a policy with regard to attendance.  In 2007, all Board members attended the annual meeting.

Due to the merger of Tayco Developments into the Company, a special meeting of shareholders of the Company was held on February 22, 2008.  Messrs. Taylor and Hill attended.  The special meeting was adjourned until March 28, 2008, when the merger was approved.  All Board members were in attendance at the March meeting.

The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company.  The Executive Committee is comprised of Messrs. Taylor, Hill and Newman.   The Committee met once in fiscal 2008, with Messrs. Taylor and Hill in attendance.

The Audit Committee,comprised of Messrs. Clark, Newman and Burgess, is governed by an Audit Committee Charter which was adopted by the Board of Directors and revised on August 22, 2003.  The Audit Committee Charter was included as Appendix A to the Company's Proxy Statement in connection with the 2006 annual meeting of shareholders.  Mr. Burgess serves as the Audit Committee financial expert.  The Audit Committee met five times in fiscal 2008 with all members in attendance.  Messrs. Clark, Newman and Burgess are independent directors within the meaning of Rule 4350(d)(2) of the applicable NASDAQ Stock Market listing standards.

The Compensation Committee, comprised of Messrs. Clark, Newman and Burgess, reviews the compensation of the Company's executive officers and makes recommendations in that regard to the Board, as a whole.  The Committee also administers the Company's stock option plans.  The Compensation Committee met four times in fiscal 2008 with all members in attendance.  A copy of the Compensation Committee Charter is attached to this proxy statement as Appendix A.

The Nominating Committee, comprised of Messrs. Clark, Newman and Burgess, met once in fiscal 2008 with all members in attendance.  A copy of the Nominating Committee Charter is attached to this proxy statement as Appendix B.

The Merger Committee, comprised of Messrs. Clark, Newman and Burgess, was formed in August 2007 to consider the approval and adoption of the terms of an agreement and plan of merger of Tayco Developments, Inc. into the Company.  The Merger Committee met twice in fiscal 2008 with all members in attendance.

The Audit Committee Report

The information contained in this Audit Committee Report shall not be deemed to be soliciting material, or deemed to be filed with or incorporated by reference in filings with the U.S. Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

As required by the terms of the Audit Committee Charter, the undersigned members of the Audit Committee have:

1.	reviewed and discussed the Company's audited financial statements with management of the Company;
2.

reviewed and discussed with the Company's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

3.

received the written disclosures and the letter from the independent accountants, as required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant, the independent accountants' independence; and

4.

Based on the foregoing, the Audit Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal 2008 for filing with the Securities and Exchange Commission ("SEC").

Respectfully submitted,

John Burgess
Randall L. Clark
Reginald B. Newman II

Nominating Committee

Nominating Committee members, Messrs. Clark, Newman and Burgess, are independent directors within the meaning of Rule 4200(a)(15) of the applicable NASDAQ Stock Market listing standards.  The Nominating Committee is governed by the terms of the Nominating Committee Charter and its Attachments (together, the "Charter") with respect to the consideration and selection of nominees, including those recommended by shareholders, proposed for election to the Board of Directors.  The Charter was approved by the Board of Directors on February 9, 2005 and is attached to this proxy statement as Appendix A.

The Criteria and Procedures.

The Company strives to have a Board of Directors which will work diligently to promote the long-term interests of the Company and its shareholders.  To that end, the Charter sets forth certain director qualification criteria (the "Criteria") which the Nominating Committee believes are necessary for a director of the Company to possess, and provides a description of the procedures to be followed when making a recommendation as to any nominee.  So long as any individual proposed by shareholders meets the Criteria, the Nominating Committee will consider such recommendations on the same basis as other candidates.  The Criteria include integrity, reputation, judgment, knowledge, independence, experience and accomplishments, board interaction, skills and long-term commitment.  The Committee is to apply the Criteria to candidates recommended by a Nominating Committee member, other Directors and management, as well to any candidate meeting the Criteria recommended by shareholders.

The Evaluation Process.

The Charter also describes the process for identifying and evaluating nominees for director, including those nominated by shareholders.  In each instance, the Nominating Committee is to assess the Board's present and anticipated strengths and needs, based upon the Company's current and future needs.  The selection of candidates is intended to provide the Board with an appropriate balance of expertise or experience in accounting and finance, technology, management, international business outside of the United States, compensation, corporate governance, strategy, industry knowledge and general business matters.

Management's Nominee.

Messrs. Clark and Burgess recommended Mr. Newman as management's proposed Class 1 Director nominee to stand for election by shareholders at this Annual Meeting.  No candidates were proposed by shareholders.  In addition to other Criteria, any nominee recommended to fill the vacancy on the Board will be required to meet independence standards within the meaning of Rule 4350(d)(2) of the applicable NASDAQ Stock Market listing standards.

Nominees by Shareholders.

Shareholders of the Company may make their suggestions for a director nominee to the entire Board of Directors, or to any individual director, by a submission directed to the Company's Corporate Secretary's Office. The Corporate Secretary's Office will then forward the recommendation, together with all supporting documentation, to Mr. Clark, as Chairman of the Nominating Committee.  Supporting documentation must include a detailed background of the proposed candidate, and demonstrate how the candidate meets the Criteria.

Recommendations should be sent c/o Corporate Secretary's Office, Taylor Devices, Inc., 90 Taylor Drive, P. O. Box 748, North Tonawanda, NY 14120-0748.

Director Compensation

Each member of the Board of Directors receives a fee of $2,500 for each Board meeting attended.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $2,250 per meeting for secretarial services.

The Audit Committee meets independently of the Board of Directors not less than four times each year.  Each committee member receives a fee of $1,000 per meeting.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $500 per meeting for secretarial services.

The Nominating Committee meets independently of the Board of Directors not less than once a year.  Each committee member receives a fee of $500 per meeting.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $250 per meeting for secretarial services.

The Compensation Committee meets independently of the Board of Directors not less than twice a year.  Each committee member receives a fee of $500 per meeting.  The Secretary or Assistant Secretary of the meeting receives an additional fee of $250 per meeting for secretarial services.

The Merger Committee met independently of the Board of Directors.  Each committee member received a fee of $500 per meeting.  The Secretary or Assistant Secretary of the meeting received an additional fee of $250 per meeting for secretarial services.  The Merger Committee was dissolved upon the completion of the merger of Tayco into Taylor, effective April 1, 2008.

Pursuant to the formula set forth in the 2005 Plan, on April 18, 2008, the fixed date of the grant, each director was granted options to purchase 5,000 shares of the Company's stock.  The exercise price on April 18, 2008 was $5.205, which was the mean between the high and low prices for a share of common stock as quoted by NASDAQ on that date.  If there is only one price quoted for the day of the grant, the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price.  In the event that no previous closing price is available, then the fair market value of one share of Common Stock on the day the option is granted shall be determined by the Committee or by the Board.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John Burgess	$18,500	None	$8,556	None	None	$750	$27,806
Randall L. Clark	$18,500	None	$8,556	None	None	$750	$27,806
Reginald B. Newman II	$16,000	None	$8,556	None	None	$750	$25,306

Current Directors and Officers

For information concerning Messrs. Taylor, Hill, Clark, Newman and Burgess,see "ELECTION OF DIRECTOR  --Nominee and Directors" above.

Mark V. McDonough, (48), the Treasurer and Chief Financial Officer of the Company, joined the Company in 2003. Mr. McDonough is also a director of Tayco Realty.  Before he joined the Company, Mr. McDonough served as Director of Finance at Saint-Gobain Technical Fabrics, Inc.  Prior to that time, he had been employed as Corporate Controller with International Motion Control, Inc.  Both are manufacturing companies in the Western New York region.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of Forms 3 and 4 furnished to the Company during the 2008 fiscal year, as well as written representations from the Company's directors and executive officers that no Form 5 was required, all reporting persons filed the required Forms on a timely basis.

Code of Ethics

On August 23, 2003, the Company adopted a Code of Ethics (the "Code") which is a compilation of written standards reasonably designed to deter wrongdoing and promote honest and ethical conduct.  Code requirements include, among others, the preparation of full, fair, timely and understandable disclosure in documents that the Company files with and submits to the SEC; compliance with governmental laws, rules and regulations; prompt internal reporting of violations to the Code; and accountability for adherence to the Code.  There have been no amendments to the Code since its adoption.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation of and stock options held by the Company's Chief Executive Officer, Executive Vice President and Chief Financial Officer.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Douglas P. Taylor Chairman, President, Chief Executive Officer	2008 2007	$204,983 $200,749	None None	None None	$8,556 $14,750	$97,580 $31,392	None None	$33,850 [1] $34,500 [2]	$344,969 $281,391
Richard G. Hill Executive Vice President	2008 2007	$161,235 $157,969	None None	None None	$8,556 $14,750	$76,754 $24,775	None None	$33,850 [3] $32,500 [4]	$280,395 $229,994
Mark V. McDonough Chief Financial Officer	2008 2007	$116,907 $114,831	None None	None None	$9,899 $6,820	$55,658 $16,131	None None	$26,100 $17,500	$208,564 $155,282

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Douglas P. Taylor	5,000 5,000 5,000 5,000	None	None	$2.875 $5.885 $5.575 $5.205	4/18/15 4/18/16 4/18/17 4/18/18	None	None	None	None
Richard G. Hill	5,000 5,000 5,000	None	None	$5.885 $5.575 $5.205	4/18/16 4/18/17 4/18/18	None	None	None	None
Mark V. McDonough	2,000 2,000 4,000	None	None	$3.03 $6.17 $6.17	8/02/15 8/02/16 7/23/17	None	None	None	None

1     Includes $15,000 for fees Mr. Taylor earned as a Director in fiscal year 2008.
2     Includes $19,500 for fees Mr. Taylor earned as a Director in fiscal year 2007.
3     Includes $15,000 for fees Mr. Hill earned as a Director in fiscal year 2008.
4     Includes $17,500 for fees Mr. Hill earned as a Director in fiscal year 2007.

Equity Compensation Plan Information

The following table sets forth information regarding equity compensation plans of the Company as of May 31, 2008.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
1998 Stock Option Plan 2001 Stock Option Plan 2005 Stock Option Plan	10,000 19,250 91,250	$4.50 $3.80 $5.70	- - 47,250
Equity compensation plans not approved by security holders
2004Employee Stock Purchase Plan (1)	-	-	243,792
Total	120,500	.	291,042
(1)

The Company's 2004 Employee Stock Purchase Plan (the "Employee Plan") permits eligible employees to purchase shares of the Company's common stock at fair market value through payroll deductions and without brokers' fees.  Such purchases are without any contribution on the part of the Company.  As of May 31, 2008, 243,792 shares were available for issuance.

Employment Agreements

As of December 1, 2000, Messrs. Taylor and Hill (each, an "Executive") entered into Employment Agreements with the Company (together, the "Agreements").  The Agreements, by their terms, expire on December 31, 2009, provided however, that, upon written notice given by either party to the other at least 30 days prior to the expiration date, this Agreement may be renewed by mutual agreement of the parties.  Prior to any renewal of this Agreement by the Company, the Board of Directors of the Company, acting by a majority of its disinterested members, shall conduct a comprehensive evaluation and review of the performance of the Executive for purposes of determining whether to renew the Agreement.  Under the Agreements, Messrs. Taylor and Hill are entitled to receive base salaries of not less than $174,000 per year and $138,000, respectively, together with such employee benefits and perquisites as were available to them immediately prior to December 1, 2000.  Should the Executive voluntarily resign, the Company may, in the discretion of the Board, pay the Executive a severance payment which the Board may determine at the time.  The Company retains the right to terminate each Executive for "Cause", without compensation.  "Cause" is defined to include personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, or willful material breach of the Agreement.  If the Company terminates either Executive without cause, or if either Executive resigns because the Company has failed to appoint him to the office he currently holds, or makes any material change in his functions, duties, or responsibilities, then the terminated Executive is entitled to a payment equal to the greater of the payments due him for the remaining term or 1.2 times the average of his three preceding years' cash compensation plus contributions to employee benefit plans.  In the event of a "Change of Control," as defined in the Agreements, followed by termination of the Executive's employment, the Company has agreed to pay each Executive a sum equal to the greater of the payments due him for the remaining term, or 2.99 times the average of the five preceding years' cash compensation plus contributions to employee benefit plans.  If an Executive voluntary terminates his employment when there has not been a Change in Control, then the Agreements provide that the Executive will not compete with the Company for a period of one year in any city, town or county where the Company's principal office is located.

Indemnification Insurance for Directors and Officers

On August 24, 2008, the Company purchased a director and officer indemnification insurance policy written by the Illinois National Insurance Company through the American International Group.  The renewal was for a one‑year period at an annual premium of $47,369.  The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of his conduct in such capacities.  No payments or claims for indemnification or expenses have been made under any directors and officers' insurance policies purchased by the Company.

The Company has entered into Indemnity Agreements with its directors and certain officers.  Although the New York Business Corporation Law (the "BCL") and the By-laws authorize the Company to indemnify directors and officers, they do not require the directors and officers to be indemnified during the pendency of litigation or specify the times at which the Company is obligated to reimburse an indemnified person for expenses.  The Indemnity Agreements provide that the Company will advance litigation expenses to the person indemnified while the action is pending, upon the indemnified person's assurance (as required by the BCL) that the advance will be returned if the indemnified person is ultimately found not to be entitled to it.

Item 2.

APPROVAL OF 2008 TAYLOR DEVICES, INC. STOCK OPTION PLAN

The 2008 Taylor Devices, Inc. Stock Option Plan ("2008 Plan") provides for the grant of options to purchase common stock in the Company to certain employees of the Company as well as to the Company's Directors.  The employees will be selected by the Compensation Committee of the Board of Directors of the Company, which is comprised of two or more Directors, appointed by the Board, selected from those directors who are not employees of the Company ("Committee").  The current Compensation Committee members are Messrs. Clark, Newman and Burgess.  If shareholders at the Annual Meeting adopt the 2008 Plan, the Committee will remain the same.  Committee members are eligible to participate in the 2008 Plan on a restricted basis pursuant to a predetermined formula.

The Committee is authorized to designate an option as either an "Incentive Stock Option" or a "Non-Qualified Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended ("Code").  If the 2008 Plan is approved by the shareholders, a maximum of 140,000 shares of common stock will be reserved for the grant of options.

Incentive Stock Options to purchase 5,000 shares of common stock will be granted annually to each employee-Director, and Non-Qualified Stock Options to purchase 5,000 shares of common stock will be granted annually to each non-employee Director, on April 18 of each year that the 2008 Plan is in effect, commencing April 18, 2009.  No additional options may be granted to such individuals, absent an amendment to the 2008 Plan, which amendment must be approved by the shareholders.  If the President of the Company determines, in his sole discretion, that on such date the Company is in possession of material non‑public information concerning the Company's business, the grant shall be delayed until the third day following publication of such information, or the date of the event which renders such information immaterial.

The option price shall be 100% of the fair market value of each share of common stock on the date the option is granted.  If an Incentive Stock Option is granted to an individual owning (directly or indirectly) more than 10% of the total combined voting power of outstanding common stock of the Company, the purchase price per share shall be 110% of the fair market value of the stock at the date of grant, and the option, by its terms, will not be exercisable more than five years from the date of grant.

For purposes of the 2008 Plan, "fair market value" is the mean between the high and low prices for a share of common stock, as quoted by the NASDAQ system for the date of grant.  If there is only one price quoted for the day of grant, then the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price.  In the event no such price is available, then the fair market value of one share of common stock on the date the option is granted shall be determined by the Committee or by the Board of Directors.  The fair market value of the common stock as of September 5, 2008 was $6.23.

Options granted under the 2008 Plan shall terminate on the date determined by the Committee and specified in the option agreement which will accompany each grant of an option, but, in any event, not later than 10 years after the date of grant (or five years in the case of an option granted to a more than ten percent shareholder).  An option held by an individual whose employment is terminated shall terminate (1) if the option holder's employment is terminated due to becoming permanently and totally disabled, one year after the date of termination of employment (in the case of Incentive Stock Options) and upon the expiration date (in the case of Non-Qualified Stock Options); (2) if the option holder's employment is terminated due to death or who dies within three months after termination of employment (a) in the case of an Incentive Stock Option, one year after the date of termination of employment , and (b) in the case of a Non-Qualified Option, within one year from the date of the Optionee's death; (3) immediately, if employment is terminated for cause, unless some other expiration date is fixed by the Committee; or (4) three months after the date employment terminates for any other reason (in the case of Incentive Stock Options), or (in the case of Non-Qualified Stock Options) 18 months after employment terminates or such other date as the Committee may fix.  Whether an authorized leave of absence for military or governmental service constitutes termination of employment for purposes of the 2008 Plan shall be determined by the Committee.  In no event, however, shall any option be exercisable after its expiration date.

No option granted under the 2008 Plan is assignable or transferable, other than by will or the laws of descent and distribution; during the lifetime of the optionee, the option shall be exercisable only by the optionee.

The full text of the 2008 Plan is annexed as Appendix C.

Accounting Treatment

As of June 1, 2006, SEC Regulations require the Company to treat an option grant and exercise as a charge against earnings.

Tax Treatment

The Company is advised by counsel that, under the present provisions of the Code and Code regulations, the federal income tax treatment of stock options under the 2008 Plan will depend upon whether the option is (1) an Incentive Stock Option intended to qualify under Section 422 of the Code or (2) a Non-Qualified Stock Option (all other options).

The federal income tax consequences described in this section are based on laws and regulations in effect on July 20, 2008, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.  Optionees also may be subject to additional taxes under state tax laws which may differ from the applicable federal income tax laws described in this section.

Incentive Stock Options.  Generally, no taxable income is recognized by an employee upon the grant or exercise of an Incentive Stock Option.  If common stock acquired pursuant to the exercise of an Incentive Stock Option is (i) held by the employee for at least two years from the date of grant and at least one year from the date the common stock is transferred to that employee, and, (ii) that employee remains employed by the Company at all times from the date of grant of the option until three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee or three months before death in the case of a deceased employee), the employee will not recognize income for regular tax purposes upon the exercise of the option.  However, exercise of an Incentive Stock Option may result in recognition of income for alternative minimum tax purposes.  Neither the grant nor exercise of an Incentive Stock Option, nor any gain derived from the disposition of stock acquired by the exercise of an Incentive Stock Option will constitute taxable "wages" under the Federal Insurance Contributions Act (FICA) and Federal Unemployment Tax Act (FUTA) purposes.

Upon the later disposition of the common stock, the employee will recognize long-term capital gain or loss equal to the difference between the sales price and the purchase price.  Under these circumstances, the Company will not receive a tax deduction at the time of either exercise or disposition.  If the common stock acquired pursuant to the exercise of an Incentive Stock Option is not held by the employee for the time periods indicated above or otherwise fails to qualify, the option will be treated as a Non-Qualified Stock Option and the disposition will be subject to the income tax treatment described below under "Non-Qualified Stock Options".

The Committee may, in its discretion, grant options that expire later than three months after termination of employment.  Options exercised later than three months after termination of employment (except in the case of disability of the employee or death of the employee within three months of termination, in which case the applicable period is one year) will be treated for income tax purposes as Non-Qualified Stock Options.

The amount by which the fair market value of the common stock on the exercise date of an Incentive Stock Option exceeds the purchase price will be an item of "tax preference" for purposes of the federal alternative minimum tax provisions of the Internal Revenue Code.

Non-Qualified Stock Options.  Unlike an Incentive Stock Option, the exercise of a Non-Qualified Stock Option results in the recognition of income for tax purposes which is subject to income tax withholding and may be subject to FICA tax withholding.  However, the exercise of a Non-Qualified Stock Option does not result in an item of "tax preference" for purposes of the federal alternative minimum income tax.

Upon exercise of a Non-Qualified Stock Option, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock over the option price on the date of exercise.  A person subject to the "short-swing profit rule" of Section 16(b) of the Securities Exchange Act of 1934 (a "Reporting Person"), will not recognize ordinary income under the foregoing sentence for so long as the sale of the stock at a profit would subject such Reporting Person to suit under the short-swing profit rule.

To the Company.  In general, the Company will be entitled to a deduction (subject to any general limitations) in connection with awards under the Plan only at such time, and in such amount, as optionees recognize ordinary income in connection with the awards.  Thus, in the case of an Incentive Stock Option, assuming there is no disqualifying disposition, the Company will not be entitled to a deduction because the optionees will not recognize ordinary income.  If there is a disqualifying disposition, the optionee shall recognize ordinary income and the Company will therefore be entitled to claim the available deduction.  In addition, when exercise of a Non-Qualified Stock Option results in ordinary income to the optionee, the Company will be entitled to claim the available deduction.

Gain and Loss.  If common stock acquired through the exercise of an Incentive Stock Option or a Non-Qualified Stock Option is sold, the optionee will generally recognize capital gain (or loss) equal to the amount by which the proceeds of sale exceed (or are less than) the optionee's basis in that common stock.  For purposes of computing gain, the optionee's basis in the common stock will generally be its option price plus the amount of ordinary income recognized by the optionee (if any) upon exercise of the option.  The gain (or loss) will be long term if the common stock acquired under the 2008 Plan has been held for more than 12 months.

If an optionee pays part or all of the exercise price of an Incentive Stock Option or a Non-Qualified Stock Option by surrendering previously acquired Company common stock, then such optionee's tax basis (and capital gains holding period) in the surrendered shares carries over to an equivalent number of shares purchased by exercise of the Option.  If the optionee uses stock previously acquired as Incentive Stock Option stock for purposes of paying for stock in a later exercise but prior to the expiration of the required holding period for the Incentive Stock Option stock, such exchange will be treated as a disqualifying disposition for such previously acquired stock.  In such a case, the basis of the exchanged shares is equal to the basis of the previously acquired stock used to exercise the option plus the additional compensation recognized by the optionee by reason to the disqualifying disposition.  Any option shares acquired for consideration other than the exchange of the previously acquired stock will have a basis equal to the amount paid to exercise the option.

Stock Characteristics

The common stock to be issued or transferred pursuant to the 2008 Plan will be stock which will be made available, at the discretion of the Board of Directors of the Company, either from authorized but unissued shares, or from shares reacquired by the Company, including shares purchased on the open market.  Shares acquired pursuant to the exercise of options under the 2008 Plan by a Reporting Person shall not be sold or transferred for at least six months after the date of grant.

No preemptive rights are applicable to the shares covered by the 2008 Plan.  The cash proceeds to be received by the Company upon exercise of the options will be used for general corporate purposes.

On September 23, 2008, there were 135,000 options outstanding under the Taylor Devices, Inc. Stock Option Plans, 2,250 options had been exercised and 32,750 options remained available for grant.  The options under the 2008 Plan will be in addition to options available under the 2005 Plan.  The Company intends to grant the remaining options under the 2005 Plan to eligible employees during the fiscal year ending May 31, 2009.

Resolution

In order to adopt the 2008 Plan, shareholders are requested to approve and adopt the following resolution at the Annual Meeting of Shareholders:

RESOLVED, that the 2008 Taylor Devices, Inc. Stock Option Plan, attached as Appendix C to the Company's Proxy Statement and furnished to shareholders in connection with the Annual Meeting of Shareholders of the Company held on November 7, 2008, be, and hereby is, approved and adopted.

If approved and adopted, the 2008 Plan will become effective on the date of adoption by shareholders.

Management recommends a vote "FOR" Item 2.

OTHER PLANS

The Company adopted an Employee Stock Purchase Plan in 2004.  As of September 25, 2008, there are 243,215 shares available for sale to qualified employees.   The Company also provides a 401(k) plan.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

In addition to property leased from the Niagara County Industrial Development Agency pursuant to the industrial revenue bond issued in 1994, the Company also leases portions of both the building and the property on which it is located from Tayco Realty.  Pursuant to the Lease Agreement between the Company and Tayco Realty, rental payments from June 1, 2007 to May 31, 2008 totaled $159,600.  The Lease Agreement, which contains standard terms and conditions, was renewed on November 1, 2005 for a term of ten years.  Annual rentals are renegotiated by management of the two companies.  The total rent paid by the Company is determined by a base rate, subject to adjustment for increases in taxes, maintenance costs and for utilization of additional space by the Company.  The Company also pays for certain expenses incurred for the operation of the facilities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company approves all professional services, including tax related services, provided to the Company by Lumsden & McCormick, LLP.  With regard to "Audit and Audit-Related" services, the Committee reviews the annual audit plan and approves the estimated audit budget in advance.  The aggregate fees billed by Lumsden & McCormick, LLP for professional services to the Company were $86,700 and $72,500 for the fiscal years ended May 31, 2008 and 2007.

Audit Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional services rendered in connection with the audit of the Company's annual financial statements, the review of the Company's quarterly financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements were $67,500 for each of the fiscal years ended May 31, 2008 and 2007.

Audit-Related Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional assurance and related services reasonably related to the performance of the audit of the Company's financial statements, but not included under Audit Fees, were $14,200 and zero for the fiscal years ended May 31, 2008 and 2007.

Tax Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional services for tax compliance, tax advice and tax planning were $5,000 for each of the fiscal years ended May 31, 2008 and 2007.

All Other Fees

None.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor.  The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services.  Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

SHAREHOLDER COMMUNICATIONS AND PROPOSALS

Although the Board of Directors does not have a formal procedure for shareholders to send communications to the Board of Directors, a shareholder may communicate with the Company at its website at www.taylordevices.com/Investors.htm.  The Company will relay communications to specified individual directors if an express request to do so is included in the shareholder communication.

Procedures for a nomination by a shareholder for election as a director are described under "Nominees by Shareholders" on page 9 of this Proxy Statement.

Proposals of shareholders intended to be presented to the year 2009 Annual Meeting of Shareholders must be received by the Secretary of the Company prior to May 31, 2009 for inclusion in the Proxy Statement and form of proxy.  Shareholders wishing to propose a matter for consideration at the 2009 Annual Meeting of Shareholders must follow certain specified advance notice procedures set forth in the Company's By‑Laws, a copy of which is available upon written request to: Reginald B. Newman II, Secretary, Taylor Devices, Inc., 90 Taylor Drive, P.O. Box 748, North Tonawanda, New York 14120‑0748.

The By‑Laws designate procedures for the calling and conduct of a meeting of shareholders, including, but not limited to, specifying who may call the meeting, what business may be conducted, the procedures with respect to the making of shareholder proposals, and the procedures and requirements for shareholder nomination of directors.

The Company will provide without charge, on the written request of any person from whom a proxy is solicited, on the written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2008.  A written request should be addressed to Kathleen A. Nicosia, Shareholder Relations Manager, 90 Taylor Drive, North Tonawanda, New York 14120-0748.

FINANCIAL STATEMENTS

The financial statements of the Company are contained in the Company's 2008 Annual Report which accompanies this Proxy Statement.

OTHER MATTERS

Voting

Under the Business Corporation Law of New York ("BCL") and the Company's By‑laws, the presence, in person or by proxy, of a majority of the outstanding common shares is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting.  The shares which are present or represented by a proxy will be counted for quorum purposes regardless of whether or not a broker with discretionary authority fails to exercise discretionary voting authority with respect to any particular matter.

Directors standing for election must be elected by a plurality of votes cast at the Annual Meeting and elected to their class terms.  Approval of the 2008 Taylor Devices, Inc. Stock Option Plan and "Other Business," if properly brought before the meeting, must be adopted by a majority of affirmative votes cast by shareholders entitled to vote at the meeting.

For voting purposes, all proxies marked "for", "against", "abstain", or "withhold authority" will be counted in accordance with such instruction as to each item.  In no event will an abstention be counted as a vote cast.  No broker non‑votes will be counted for any item.

Expenses

The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by the Company.  The Company has retained the services of Regan & Associates, Inc. to assist in the solicitation of proxies under a contract providing for payment of $6,000, plus reimbursement of reasonable out‑of‑pocket expenses.  In addition to solicitations by mail, Regan & Associates, Inc. and regular employees of the Company may solicit proxies in person, by mail or by telephone, but no employee of the Company will receive any compensation for solicitation activities in addition to his or her regular compensation.  Expenses may also include the charges and expenses of brokerage houses, nominees, custodians and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

The Board of Directors knows of no other matters to be voted upon at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

By Order of the Board of Directors
/s/ Reginald B. Newman II
Reginald B. Newman II
Dated:	September 29, 2008	Secretary
North Tonawanda, New York

APPENDIX A

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF TAYLOR DEVICES, INC.

Purpose

The primary purpose of the committee is to have direct responsibility to:

  Review and approve the company's overall compensation philosophy and the corporate goals and objectives within such philosophy;

  In conjunction with the other independent directors, (as directed by the board), evaluate the CEO and executive officers performance in light of those goals and objectives;
  Together with the other independent directors, (as directed by the board), determine and approve the CEO's compensation based on this evaluation;
  Review and approve executive officer (non-CEO) compensation, incentive compensation plans and equity-based plans.

Composition

At least two members.  The committee shall consist of at least two directors.  The board shall designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members shall appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

Independence.  All committee members shall be independent as defined in the Nasdaq listing standards, as they may be amended from time to time (the "listing standards").  In addition, all committee members shall qualify as "non-employee directors" within the meaning of SEC Rule 16b-3.

  Appointment.  Subject to any requirements of the listing standards, the board may appoint and remove committee members in accordance with the company's bylaws.  Committee members shall serve for such terms as may be fixed by the board, and in any case at the will of the board whether or not a specific term is fixed.

Duties and Responsibilities

Compensation goals.  The committee shall review and approve at least annually the company's overall compensation philosophy and the corporate goals and objectives within such philosophy.

Determination of Executive Officer Compensation.  The committee shall:

  Evaluate at least annually the performance of the company's executive officers in light of the corporate goals and objectives.  For purposes of this charter, "executive officers" mean the individuals classified by the company as officers for purposes of SEC rules under Section 16 of the Securities Exchange Act of 1934.
  At least annually, together with the other independent directors (as directed by the board), in light of the corporate goals and objectives and the performance evaluations, determine and approve the compensation of the CEO, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation.  At least annually, determine and approve executive officer (non-CEO) compensation, incentive compensation plans and equity-based plans.
  Review, as the committee considers appropriate in setting executive officer compensation, company performance and relative shareholder return, compensation at comparable companies, past years' compensation to the company's executive officers, and other relevant factors.
  Review and approve all employment agreements, separation and severance agreements, and other compensatory contracts, arrangements, perquisites and payments with respect to the CEO, and review and make recommendations to the board regarding all such agreements, contracts, arrangements, perquisites and payments with respect to other executive officers.
  In any deliberations or voting to determine the compensation of the CEO, the CEO must not be present; however, in any deliberations regarding the compensation of other executive officers, the committee may elect to invite the CEO to be present but not vote.

Non-employee director compensation.  The committee shall recommend to the board of directors compensation programs for non-employee directors, committee chairpersons and committee members, consistent with any applicable requirements of the listing standards for independent directors and including consideration of cash and equity components of this compensation.

Equity plan awards.  The committee shall grant stock options, restricted stock and other discretionary awards under the company's stock option and other equity incentive plans, and otherwise exercise the authority of the board of directors with respect to the administration of the company's stock-based and other incentive compensation plans.  Grants or awards to the CEO shall require the approval of the independent directors.  The committee may delegate to one or more officers designated by the committee the authority to make grants of options and restricted stock to eligible individuals other than directors and officers, provided that the committee shall have fixed the exercise price or a formula for determining the exercise price for each grant, approved the vesting schedule, authorized any alternative provisions as are necessary or desirable to facilitate legal compliance or to ensure the effectiveness or tax-qualified status of the award under the laws of countries outside the U.S. when grants are made to non-U.S. employees, approved the form of documentation evidencing each grant, and determined the number of shares or the basis for determining such number of shares by position, compensation level or category of personnel.  Any officer to whom such authority is delegated shall regularly report to the committee the grants so made.

Evaluate and approve stock and incentive plans.  The committee shall periodically review and make recommendations to the board concerning the company's stock and incentive compensation plans.  The committee shall approve all equity arrangements and plans, and amendments to these arrangements or plans that may be exempt from the general requirement of the listing standards to obtain stockholder approval of equity arrangements, plans and amendments, or for which approval by the committee is otherwise appropriate or required under applicable laws or listing standards.

Committee report and CD&A for proxy statement.  The committee shall after each fiscal year prepare a committee report on executive compensation for distribution among the entire Board of the Company, including a discussion of the committee's compensation policies applicable to executive officers.

Other functions.  The committee may perform any other activities consistent with this charter, the company's corporate governance documents and applicable listing standards, laws and regulations as the committee or the board considers appropriate.

Annual performance review.  The committee shall evaluate its own performance as a committee and this charter on an annual basis.

Meetings, reports and resources

Meetings.  The committee shall meet as often as it determines is necessary, but not less than annually.  The committee may also hold special meetings or act by unanimous written consent as the committee may decide consistent with the company's bylaws.  The committee may meet in separate executive sessions with other directors, the CEO and other company employees, agents or representatives invited by the committee.

Procedures.  The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the company's bylaws and other corporate governance documents, applicable laws or regulations, or the listing standards.  The chairperson or majority of the committee members may call meetings of the committee.  A majority of the authorized number of committee members shall constitute a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present shall be the act of the committee, unless in either case a greater number is required by this charter, the bylaws or the listing standards.  The committee shall keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports.  The committee shall provide to the board at an appropriate time, before the preparation of the company's proxy statement for its annual meeting, the report of the compensation committee that must be included in the proxy statement.  The committee shall also report to the board annually the results of the annual review by the committee of its own performance.  The committee shall further report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate.

Committee access and information.  The committee is at all times authorized to have direct, independent and confidential access to the company's other directors, management and personnel to carry out the committee's purposes.  The committee is authorized to obtain at the company's expense compensation surveys, reports on the design and implementation of compensation programs for the company's directors, officers and employees, and other data and documentation as the committee considers appropriate.

Committee advisers and funding.  The committee shall have sole authority to retain at the company's expense and terminate any compensation consulting firm, independent counsel or other advisers to the committee and to approve the related fees and other retention terms.

Reliance on others.  Nothing in this charter is intended to preclude or impair the protection provided in Section 717 of the New York Business Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

APPENDIX B

Taylor Devices, Inc.

NOMINATING COMMITTEE CHARTER

        The Nominating Committee of Taylor Devices, Inc. shall be a standing committee of the Board of Directors; and shall be comprised of not fewer than three members of the Board, all of whom shall be "independent" within the meaning of applicable NASD listing standards.  Such standards are set forth on Attachment A, "Director Independence Standards," and may be revised from time to time.

        In its consideration and selection of nominees proposed for election to the Board of Directors, the Nominating Committee shall at all times be governed by the "Director Nominating Process and Policy," attached as Attachment B; and shall take into account the qualifications set forth on Attachment C, "Director Qualification Criteria."

        The Nominating Committee shall consider recommendations for director nominees made by shareholders (including self-nominees) on the same basis as other candidates, so long as the individuals proposed by shareholders meet Taylor's Director Qualification Criteria, and each submission is accompanied by the information required in paragraph 4 of Attachment B.

        Shareholder recommendations for director nominees may be made in writing c/o the Corporate Secretary's Office, at the address shown on Attachment D, "Shareholder Communications with the Board," or electronically at Taylor's internet web site.

Attachment A - Director Independence Standards
Attachment B -  Director Nominating Process and Policy
Attachment C -  Director Qualification Criteria
Attachment D -  Shareholder Communications with the Board

Approved by the Board of Directors
of Taylor Devices, Inc. on
February 9, 2005

ATTACHMENT A

Taylor Devices, Inc.
Director Independence Standards

        The Board of Directors of Taylor Devices, Inc. has adopted Director Independence Standards to assist in its determination of director independence. To be considered "independent" for purposes of these standards, the Board must determine that the director has no material relationship with Taylor, other than as a director, that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In each case, the Board will broadly consider all relevant facts and circumstances and will apply the following standards, based on the independence standards established by the NASD:

                1.             A director will not be considered "independent" if the following conditions are present:

  The director is, or at any time during the past three years, was employed by Taylor or by any parent or subsidiary of Taylor;
  The director, or a Family Member of the director, accepted any payments from Taylor or any parent or subsidiary of Taylor in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for Board or Board committee service; payments arising solely from investments in Taylor's securities; compensation paid to a family member who is a non-executive employee of Taylor; benefits under a tax-qualified retirement plan or non-discretionary spending; or certain loans permitted under Section 13(k) of the Securities Exchange Act of 1934;
  The director is a Family Member of an individual who is, or at any time during the past three years was, employed by Taylor or by any parent or subsidiary of Taylor as an executive officer;
  The director, or a Family Member of the director, is a partner in, or a controlling shareholder or an executive officer of, any organization to which Taylor made, or from which Taylor received, payments (other than payments arising solely from investments in Taylor's securities or payments under non-discretionary charitable contribution matching programs) for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more;
  The director, or a Family Member of the Director, was employed as an executive officer of another entity where at any time during the past three years any of Taylor's present executives serve on that entity's compensation committee; or
  The director, or a Family Member of the Director, is a current partner or employee of Taylor's outside auditor or worked on Taylor's audit at any time during any of the past three years.

                2.            For purposes of these standards, a "Family Member" includes a person's spouse, parents, children, and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home.

ATTACHMENT B

Taylor Devices, Inc.
Director Nominating Process and Policy

        The following is the process and policy that the Nominating Committee of Taylor shall follow when selecting nominees for director to the Board of Directors of the Company.

                1.    The Committee shall utilize the Director Qualification Criteria established by the Committee to select the most qualified candidates.

                2.    The Committee shall solicit candidate recommendations from Committee members, other Directors and management.

                3.    The Committee may engage the services of search firms and advisors to help the Committee identify and screen potential director nominees.

                4.    The Committee shall consider recommendations for director nominees made by shareholders and other sources (including self-nominees) if these individuals meet the Director Qualification Criteria.  For consideration by the Committee, the submission must be sent to the Corporate Secretary's Office and shall include a detailed background of the suggested candidate demonstrating how the individual meets the Director Qualification Criteria.  If a candidate proposed by a shareholder or other source meets the Director Qualification Criteria, the individual will be considered on the same basis as other candidates.

                5.    The Committee shall assess the Board's current and anticipated strengths and needs based upon the Board's current profile and Taylor's current and future needs.  The Committee should select candidates so that the Board has an appropriate balance of expertise or experience in accounting and finance, technology, management, international business outside of the United States, compensation, corporate governance, strategy, industry knowledge and general business matters.

                6.    The Committee shall screen the slate of director candidates to identify the individuals who best fit the Director Qualification Criteria and the Committee's assessment of the Board's needs.

                7.    During the selection process, the Committee shall seek inclusion and diversity within the Board and adhere to Taylor's policy of maintaining an environment free from discrimination based upon race, color, religion, national origin, sex, age, disability, sexual preference or orientation, marital status or any other unlawful factor.

                8.    Prior to nomination of a new director, the Committee may retain an advisor to check the references and background on the candidate. In addition, the Committee will follow other prudent practices prior to nomination, such as interviews of the potential nominee with Board members and senior management.

                9.    Based upon the results of the foregoing, the Committee shall (a) recommend for election by the Board, a candidate to fill a vacancy or a newly created directorship, or (b) for each annual meeting, recommend for nomination by the Board a slate of directors for the election by shareholders.

ATTACHMENT C

Taylor Devices, Inc.
Director Qualification Criteria

        Taylor Devices, Inc. strives to have a Board of Directors consisting of members who will work diligently to promote the long-term interests of the Taylor and its shareholders. Taylor's Nominating Committee and the Board of Directors will take into account the following criteria when determining the qualifications of a candidate for director.

                10.    INTEGRITY.  Directors should have the highest level of integrity and ethical character and share Taylor's values.

                11.    REPUTATION.  Directors should have reputations, both personal and professional, consisting with Taylor's image and reputation.

                12.    JUDGMENT.  Directors should have the ability to exercise sound business judgment on a broad range of issues.

                13.    KNOWLEDGE.  Directors should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations.

                14.    INDEPENDENCE.  Directors who are not current or former management should meet the Director Independence Standards.  In addition, directors should be independent in their thought and judgment so that they represent the long-term interests of all shareholders of Taylor.

                15.    EXPERIENCE AND ACCOMPLISHMENTS.  Directors should have significant experience, and proven performance in professional endeavors.  In particular, directors should have experience as a CEO, COO, CFO, or other high level business or leadership position in companies, government, educational or other non-profit institutions.

                16.    BOARD INTERACTION.  Directors should value board and team performance over individual performance, demonstrate respect for others and facilitate superior board performance.  Directors should be actively involved in the Board and its decision-making.

                17.    COMMITMENT.  Directors should be able and willing to devote the required amount of time to Taylor's affairs, including preparing for and attending meetings of the Board and its committees. Other board memberships, current occupation, meeting attendance and preparedness at meetings should be taken into consideration.

                18.    SKILLS.  Directors should have expertise in one or more of the following areas:  accounting and finance, technology, management, international business outside of the United States, compensation, corporate governance, strategy, industry knowledge and general business matters.

                19.    LONG-TERM COMMITMENT.  Directors should have the ability and commitment to serve on the Board for an extended period.

ATTACHMENT D

Taylor Devices, Inc.
Shareholder Communications with the Board

        Shareholders of Taylor Devices, Inc. may communicate with the Board of Directors or individual directors through the Corporate Secretary's Office of Taylor, as follows:

Taylor Devices, Inc.
Corporate Secretary
90 Taylor Drive
PO Box 748
North Tonawanda, New York 14120-0748

        Shareholder communications received by the Corporate Secretary's Office shall be handled in the following manner:

                20.    Shareholder communications will be reviewed by the Corporate Secretary's Office to determine the appropriate action.

                21.    Any communications that (a) allege or report misconduct or fiscal improprieties, (b) raise issues about internal accounting controls or other accounting or audit matters, or (c) raise concerns about other significant matters will be directed to the Chairman of the Audit Committee.

                22.    If a shareholder communication requests information about Taylor, the Board, or any individual director, and the request can be answered with information that can be shared publicly, the Corporate Secretary's Office may respond without notifying the directors.

                23.    If a shareholder communication makes a recommendation for a director nominee to Taylor's Board of Directors, the Corporate Secretary's Office will forward the recommendation and supporting information to the Chairman of the Nominating Committee.

                24.    If a shareholder communication is of another nature, the Corporate Secretary's Office will determine if a response is appropriate and can be made by Taylor.  If a response is appropriate, the Company may respond directly on behalf of the Board or any of the directors.

                25.    The Corporate Secretary's Office will periodically provide the Chairman of the Board, the Chairman of the Audit Committee, or the Chairman of the Nominating Committee, as appropriate, with information about the number and types of shareholder communications received, the number of responses sent, and the disposition, if applicable.

                26.    Copies of shareholder communications shall be provided to any director upon the director's request. If a director requests that all shareholder communications sent to the director care of the Company be forwarded to him, the Corporate Secretary's Office shall promptly forward all such communications to the director.

                27.    The Corporate Secretary's Office will keep copies of all shareholder communications for a period of time consistent with Taylor's records retention policy.

                28.    Taylor does not guarantee the confidentiality of any communication from shareholders.

APPENDIX C

TAYLOR DEVICES, INC.

TEXT OF THE 2008 TAYLOR DEVICES, INC.
STOCK OPTION PLAN AS PROPOSED

1.             PURPOSES OF THE PLAN

The purpose of the Taylor Devices, Inc. 2008 Stock Option Plan is to provide a method by which those employees of the Company and its Subsidiaries who are largely responsible for the management, growth, and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Company thus increasing their proprietary interest in the business, providing them with greater incentive for their continued employment, and promoting the interests of the Company and all its shareholders.  Accordingly, the Company will, from time to time during the term of the Plan, grant to such employees as may be selected in the manner provided in the Plan, options to purchase shares of Common Stock of the Company subject to the conditions provided in the Plan.

2.             DEFINITIONS

                Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

                (a)           "Board of Directors" or "Board" means the Board of Directors of the Company.

                (b)           "Code" means the Internal Revenue Code of 1986, as amended.

                (c)           "Committee" means the Compensation Committee of the Company as described in Section 3 of the Plan.

                (d)           "Common Stock" means the common stock of the Company, $0.025 par value.

                (e)           "Company" means Taylor Devices, Inc., a New York corporation with its principal place of business at 90 Taylor Drive, North Tonawanda, New York.

                (f)            "Grant Date" as used with respect to a particular Option, means the date as of which such Option is granted by the Board or Committee pursuant to the Plan.

                (g)           "Incentive Stock Option" means an Option that qualifies as an Incentive Stock Option as described in Section 422 of the Code.

                (h)           "Non-Qualified Stock Option" means any Option granted under the Plan other than an Incentive Stock Option.

                (i)            "Option" means an option granted pursuant to Section 5 of the Plan to purchase shares of Common Stock and which shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.

                (j)            "Optionee" means an individual to whom an Incentive Stock Option or a Non-Qualified Stock Option is granted pursuant to the Plan.

                (k)           "Permanent and Total Disability," as applied to an Optionee, means that the Optionee has (1) established to the satisfaction of the Company that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, all within the meaning of Section 22(e)(3) of the Code, and (2) satisfied any requirement imposed by the Committee.

                (l)            "Plan" means the Taylor Devices, Inc. 2008 Stock Option Plan as set forth herein and as may be amended from time to time.

                (m)          "Subsidiary" means any stock corporation of which a majority of the voting common or capital stock is owned, directly or indirectly, by the Company and any company designated as such by the Committee, but only during the period of such ownership or designation.

3.             ADMINISTRATION OF THE PLAN

                (a)           The Plan shall be administered by the Committee, which shall be composed of two or more Directors who are appointed by the Board of Directors and selected from those Directors who are not employees of the Company or a Subsidiary.  The Board may from time to time remove members from or add members to the Committee.  Vacancies on the Committee, howsoever caused, shall be filled by the Board.  The Board shall select one of the Committee's members as Chairman.  The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in the Company's By-Laws as applicable to the Executive Committee, and as prescribed by the Committee itself.  A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business.  Acts reduced to or approved in writing by a majority of the members of the Committee then serving shall be valid acts of the Committee.

                (b)           The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan.  Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Optionees and any person claiming under or through an Optionee unless otherwise determined by the Board.

                (c)           Any determination, decision, or action of the Committee provided for in the Plan may be made or taken by action of the Board, if it so determines, with the same force and effect as if such determination, decision, or action had been made or taken by the Committee.  No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Option granted under the Plan.  The fact that a member of the Board who is not then a member of the Committee shall at the time be, or shall theretofore have been, or thereafter may be a person who has received or is eligible to receive an Option shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor or against any amendment or repeal of the Plan, provided that such vote shall be in accordance with the recommendations of the Committee.

4.             STOCK SUBJECT TO THE PLAN

                (a)           The Common Stock to be issued or transferred under the Plan will be the Company's Common Stock which will be made available, at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased in the open market.

                (b)           The aggregate number of shares of Common Stock which may be issued under the Plan shall not exceed 140,000 shares.  In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be made subject to Option under the Plan.

5.             GRANT OF THE OPTIONS

                (a)           Key Employees Who Are Not Directors

                                The Committee may from time to time, subject to the provisions of the Plan, grant Options to key employees of the Company or of a Subsidiary who are not Directors to purchase shares of Common Stock allotted in accordance with Section 4 of the Plan.  The Committee may designate any Option granted as either an Incentive Stock Option or a Non-Qualified Stock Option, or the Committee may designate a portion of the Option as an Incentive Stock Option and the remaining portion as a Non-Qualified Stock Option.

                (b)           Directors

                                Incentive Stock Options to purchase 5,000 shares of Common Stock shall be granted annually to each of those persons who are then employee Directors of the Company, and Non-Qualified Stock Options to purchase 5,000 shares of Common Stock shall be granted annually to each of those persons who are then non-employee Directors of the Company, on April 18 of each year, commencing April 18, 2009.  Each such option shall vest and be exerciseable immediately upon grant and shall expire upon the date 10 years thereafter.  Notwithstanding any of the provisions of the Plan to the contrary, no additional Options may be granted to Directors absent an amendment to the Plan in accordance with Section 13, which amendment must be approved by the shareholders.  If the President of the Company determines in his or her sole discretion that on such date the Company is in possession of material non-public information concerning its business, such grant shall be delayed until the third day following publication of such information or the date of an event which renders such information immaterial.

6.             OPTION PRICE

                The purchase price per share of any Option granted under the Plan shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of the fair market value in the case of an Incentive Stock Option granted to an individual described in subsection 7(b) of the Plan.  For purposes of the Plan, the fair market value of a share of Common Stock shall be the mean between the high and low prices for a share of Common Stock as quoted by the National Association of Securities Dealers Automated Quotation System for the day of the grant; if there is only one price quoted for the day of grant, then the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price.  In the event that no previous closing price is available, then the fair market value of one share of Common Stock on the day the Option is granted shall be determined by the Committee or by the Board.  The purchase price shall be subject to adjustment only as provided in Section 14 of the Plan.

7.             ELIGIBILITY OF OPTIONEES

                (a)           Options shall be granted only to persons who either are key employees or non-employee Directors of the Company or of a Subsidiary as determined by the Committee at the time of the grant.  The term "employees" shall include persons who are Directors or Officers who are also employees of the Company or of any Subsidiary.

                (b)           Any other provision of the Plan notwithstanding, an individual who owns more than ten percent of the total combined voting power of outstanding Common Stock of the Company or any Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless the special requirements set forth in sections 6 and 9(a) of the Plan are satisfied.  For purposes of this subsection (b), in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants.  Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.  Stock with respect to which such individual holds an Option shall not be counted.  Outstanding stock shall include all stock actually issued and outstanding immediately after the grant of the option.  Outstanding stock shall not include shares authorized for issue under outstanding Options held by the Optionee or by another person.

                (c)           Subject to the terms, provisions, and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction to  (1) select the key employees to be granted Options (it being understood that more than one Option may be granted to the same person),  (2) determine the number of shares subject to each Option, (3) determine the date or dates when Options will be granted, (4) determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan, (5) determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to Section 9 of the Plan, (6) determine whether or not an option constitutes an Incentive Stock Option, and (7) prescribe the form, which will be consistent with the Plan, of the documents evidencing any Options granted under the Plan.

                (d)           Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of any Subsidiary or limit in any respect the  right of the Company or any Subsidiary to terminate the Optionee's employment at any time and for any reason.

8.             NON-TRANSFERABILITY

                No Option granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee, the Option shall be exercisable only by such Optionee.

9.             TERM AND EXERCISE OF OPTIONS

                (a)           Each Option granted under the Plan shall terminate on the date determined by the Committee and specified in the Option Agreement, provided that each Option shall terminate not later than ten years after the Grant Date.  However, any Option designated as an Incentive Stock Option granted to a more than ten percent shareholder shall terminate not later than five years after the Grant Date.  The Committee, at its discretion, may provide further limitations on the exercisability of Options granted under the Plan.  An Option may be exercised only during the continuance of the Optionee's employment, except as provided in Section 10 of the Plan.

                (b)           A person electing to exercise an Option shall give written notice to the Company, in such form as the Committee shall have prescribed or approved, of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of any shares he or she has elected to purchase. The purchase price upon the exercise of an Option shall be paid in full in cash; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Option by tendering to the Company shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option, with the then fair market value of such stock to be determined in the manner provided in Section 6 of the Plan (with respect to the determination of the fair market value of Common Stock on the date an Option is granted).  However, if an Optionee pays the Option exercise price of a Non-Qualified Stock Option in whole or in part in the form of unrestricted Common Stock already owned by the Optionee, the Company may require that the Optionee have owned the stock for a period of time that would not cause the exercise to create a charge to the Company earnings.  Such provisions may be used by the Company to prevent a pyramid exercise.

                (c)           As conditions to exercising an Option, the Optionee must (1) arrange to pay the Company any amount required to be withheld under any tax law on the account of the exercise, and (2) in the case of an Incentive Stock Option, agree to notify the Company of any disqualifying disposition (as defined in Section 421 of the Code) of the Common Stock acquired upon the exercise and agree to pay the Company any amount required to be withheld under any tax law on account of the disposition.  Any payment on account of withholding taxes shall be made in a form acceptable to the Committee.

                (d)           An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his or her Option until the date the Stock Certificate is issued evidencing ownership of the shares.  No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities, or other property, or distributions or other rights for which the record date is prior to the date such Stock Certificate is issued, except as provided in Section 14 of the Plan.

                (e)           An Optionee may, in accordance with other provisions of the Plan, elect to exercise Options in any order, notwithstanding the fact that Options granted to him or her prior to the grant of the Options selected for exercise are unexpired.

                (f)            To the extent that the aggregate fair market value (determined as of the Grant Date) of Common Stock with respect to which Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which granted) shall be treated as Non-Qualified Stock Options.

10.           TERMINATION OF EMPLOYMENT

                                If an Optionee severs from all employment with the Company and/or its Subsidiaries, any Option granted to him or her under the Plan shall terminate as follows:

                (a)           An Option held by an Optionee whose employment is terminated due to becoming Permanently and Totally Disabled shall terminate (i) in the case of an Incentive Stock Option, one year after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, upon its expiration date;

                (b)           An Option held by an Optionee whose employment is terminated due to death or who dies within three months after termination of employment shall terminate (i) in the case of an Incentive Stock Option, one year after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, within one year from the date the Optionee's death, and the Option shall be exercisable within such period of one year by the executor or administrator of the Optionee's estate or by the person to whom the Optionee shall have transferred such right by last will and testament or by the laws of descent or distribution;

                (c)           An Incentive Stock Option or a Non-Qualified Stock Option held by an Optionee whose employment terminates for cause, as determined by the Committee, shall expire immediately upon the date of termination unless some other expiration date is fixed by the Committee; and

                (d)           An Option held by an Optionee whose employment terminates for any reason other than those specified in subsection (a), (b), or (c) above shall expire (i) in the case of an Incentive Stock Option, three months after the date of termination of  employment, and (ii) in the case of a Non-Qualified Stock Option, unless another date is fixed by the Committee, eighteen months after the date of termination.

                                The foregoing notwithstanding, no Option shall be exercisable after its expiration date.

                                Whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final, conclusive, and binding upon the affected Optionee and any person claiming under or through such Optionee.  Termination of employment with any Subsidiary in order to accept employment with another Subsidiary or while remaining an employee of the Company or of any of its Subsidiaries shall not be a termination of employment for the purposes of this Section 10.

11.           MODIFICATION, EXTENSION, AND RENEWAL

                Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor.  Without in any way limiting the generality of the foregoing, the Committee may grant to an Optionee, if he or she is otherwise eligible and consents thereto, a new or modified Option in lieu of an outstanding Option for a number of shares at an exercise price and for a term which are greater or less than under the earlier Option or may do so by cancellation and re-grant, amendment, substitution, or otherwise, subject only to the general limitations and conditions of the Plan.  The foregoing notwithstanding, no modification of an Option shall, without consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

12.           PERIOD IN WHICH GRANTS MAY BE MADE

                Options may be granted pursuant to the Plan and at any time on or before November  7, 2013.

13.           AMENDMENT OR TERMINATION OF THE PLAN

                The Board may at any time terminate, modify, or suspend the Plan, provided that, without the approval of the shareholders of the Company, no amendment or modification shall be made by the Board which (a) increases the maximum number of shares as to which Options may be granted under the Plan; (b) alters the method by which the Option price is determined; (c) extends any Option for a period of longer than ten years after the date of the grant; (d) materially modifies the requirements as to eligibility for participation in the Plan; or (e) alters this Section 13 so as to defeat its purpose.  Further, no amendment, modification, or suspension, or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

14.           CHANGES IN CAPITALIZATION

                (a)           In the event that the Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind or shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock shall be increased through the payment of a stock dividend, then subject to the provisions of the subsection (c) below, there shall be substituted for or added to each share of Common Stock which was theretofore appropriated or which thereafter may become subject to an Option under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be.  Outstanding Options shall also be appropriately amended as to the price and other terms as may be necessary to reflect the foregoing events.  The maximum number of shares of Common Stock upon which Options and Incentive Stock Options may be granted, as provided in Section 4(a) of the Plan, shall be adjusted proportionately to reflect any of the foregoing events.

                (b)           If there shall be any other change in the number or kind of outstanding shares of stock of the Company, or any stock or other securities into which such stock shall have been changed, or for which it shall be exchanged, and if the Board or the Committee, as the case may be, shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted, or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

                (c)           Fractional shares resulting from any adjustment in Options pursuant to this Section 14 may be settled as the Board or the Committee, as the case may be, shall determine.

                (d)           To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.  Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted.

                (e)           The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business assets.

15.           LISTING AND REGISTRATION OF SHARES

                (a)           No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee, as the case may be, shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the issue of shares thereunder unless such listing, registration, qualification, consent, or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

                (b)           If a registration statement under the Securities Act of 1933 with respect to shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their disposition, the Company may place upon any stock certificate for shares issuable upon exercise of such Option such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or any other applicable law.

16.           EFFECTIVE DATE OF PLAN

                Subject to the approval of the shareholders of the Company at the 2008 Annual Meeting of Shareholders, the Plan shall be effective as of November 7, 2008.

TAYLOR DEVICES, INC.

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 7, 2008 AT 11:00 A.M.
HOLIDAY INN, 1881 NIAGARA FALLS BOULEVARD, AMHERST, NEW YORK

The Board of Directors recommends that you vote FOR:
1.	ELECTION OF DIRECTOR
ONE DIRECTOR TO BE ELECTED TO CLASS 1, A THREE YEAR TERM
Reginald B. Newman II
	[ ]	FOR nominee
	[ ]	Withhold authority for nominee

2.	ADOPTION OF THE 2008 TAYLOR DEVICES, INC. STOCK OPTION PLAN:
	[ ]	FOR
	[ ]	AGAINST
	[ ]	ABSTAIN
3.	In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments(s) or postponement(s) thereof.

 TAYLOR DEVICES, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints Douglas P. Taylor and Reginald B. Newman II, and each of them, with full power of substitution as proxies for the undersigned at the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. to be held at the Holiday Inn, 1881 Niagara Falls Boulevard, Amherst, New York at 11:00 A.M. on November 7, 2008, and at any adjournment thereof, to vote and act with respect to all Common Shares of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person.

 Please mark, sign, date and return this proxy.  When properly completed, it will be voted exactly as you instruct.  If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR  the nominee in Item 1 and FOR the proposal in Item 2.

[ ] Please check this box if you plan to attend the Annual Meeting

Note:  Please sign exactly as your name(s) appears on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.   Fiduciaries should give full titles.

Signature
Signature of joint owner, if any
Date
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